UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

______________

Date of Report (Date of earliest event reported):  February 2, 2016

FIDELITY D & D BANCORP, INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	333-90273	23-3017653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Blakely and Drinker Streets, Dunmore, PA    18512

(Address of principal executive offices)    (Zip Code)

__(570) 342-8281__

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

ITEM 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 2, 2016, the Board of Directors of Fidelity D&D Bancorp, Inc. (the “Corporation”) approved the award of restricted stock and stock appreciation rights (“SARs”) to certain named executive officers pursuant to the Corporation’s 2012 Omnibus Stock Incentive Plan (the “2012 Plan”) and approved and adopted the forms of the Fidelity D & D Bancorp, Inc. 2012 Omnibus Stock Incentive Plan Restricted Stock Participant Award Agreement for Chief Executive Officer (the “CEO Restricted Stock Award Agreement”), the Fidelity D & D Bancorp, Inc. 2012 Omnibus Stock Incentive Plan Restricted Stock Participant Award Agreement for Senior Officer (the “Senior Officer Restricted Stock Award Agreement”), the Fidelity D & D Bancorp, Inc. 2012 Omnibus Stock Incentive Plan Restricted Stock Appreciation Rights (SARs) Award Agreement for Chief Executive Officer (the “CEO SARs Award Agreement”), and the Fidelity D & D Bancorp, Inc. 2012 Omnibus Stock Incentive Plan Restricted Stock Appreciation Rights (SARs) Award Agreement for Senior Officer (the “Senior Officer SARs Award Agreement”) (collectively, the “Agreements”).

The forms of Agreements set forth the material terms of an award of restricted stock or SARs including the applicable time-based vesting terms and the treatment of unvested restricted stock or SARs upon termination of employment.

The Agreements set forth criteria for the Compensation Committee to award restricted stock and SARs following the end of each of The Fidelity Deposit and Discount Bank’s (the “Bank”) fiscal years beginning with 2015 and ending with 2017 and for the three year period ending 2017 based on targets achieved by the Bank for two metrics, more specifically Return on Equity (as defined in the Agreements) and Core Earnings per Share Growth (as defined in the Agreements). Following the end of each fiscal year and the end of all three fiscal years, the Compensation Committee calculates the dollar amount of each awardee’s restricted stock and SARs using the suggested metrics as guides for minimum, target, and maximum targets and the awardee’s base salary.

The grant of awards of restricted stock or SARs based upon performance measured as being above minimum, target and/or maximum targets in a given year and for a given three-year period, shall be subject to the Compensation Committee’s discretion.

Based on the Bank’s Return on Equity and Core Earnings per Share for the fiscal year ended December 31, 2015, the named executive officers of the Corporation were granted the following restricted stock and SARs by the Compensation Committee:

Name and Title	Shares of Restricted Stock	SARs
Daniel J. Santaniello President and Chief Executive Officer of the Corporation and Bank	898	5,505
Salvatore R. DeFrancesco Treasurer and Chief Financial Officer of the Corporation; Executive Vice President and Chief Financial Officer of the Bank	470	2,881
Timothy P. O’Brien Senior Executive Vice President and Chief Lending Officer of the Bank	488	2,990
Eugene J. Walsh Executive Vice President and Chief Credit Officer & Risk Officer of the Bank	457	2,803
Michael J. Pacyna Executive Vice President and Chief Business Development Officer of the Bank	324	1,985

The awards for Mr. Santaniello were granted pursuant to the CEO Restricted Stock Award Agreement and CEO SARs Award Agreement. The awards for Messrs. DeFrancesco, O’Brien, Walsh and Pacyna were granted pursuant to the Senior Officer Restricted Stock Award Agreement and Senior Officer SARs Award Agreement.

Subject to earlier forfeiture or accelerated vesting under circumstances described in the Agreements,  the awards of restricted stock and SARs will vest in three equal increments one year from the date of grant, two years from the date of grant, and three years from the date of grant. Each awardee must remain employed by the Corporation through each anniversary of the grant date in order to vest the corresponding number of restricted stock and SARs. Further, following vesting, the restricted stock may not be sold for two years from the date of vesting.

The SARs will be settled in stock and have an exercise price of $32.40, the closing price of the Corporation’s common stock on the date of grant. Upon the exercise of the SARs, the Company shall pay the holder, in stock, an amount equal to the excess of the aggregate fair market value in respect of which the SARs are being exercised, over the aggregate exercise price of the SARs being exercised.

The restricted stock and SARs are subject in all respects to the terms and conditions of the 2012 Plan and the Agreements evidencing the grant, which contain certain non-solicitation, non-competition and confidentiality provisions.

The description of the 2012 Plan and forms of CEO Restricted Stock Award Agreement, Senior Officer Restricted Stock Award Agreement, CEO SARs Award Agreement, and Senior Officer SARs Award Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the complete text of the Plan and Agreements which are filed herewith as Exhibits 99.1, 99.2, 99.3, 99.4, and 99.5.

ITEM 9.01Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1

Fidelity D & D Bancorp, Inc. 2012 Omnibus Stock Incentive Plan (Incorporated herein by reference to Appendix A of the Corporation’s Definitive Proxy Statement filed with the Commission on March 30, 2012)

99.2	Form of Fidelity D & D Bancorp, Inc. 2012 Omnibus Stock Incentive Plan Restricted Stock Participant Award Agreement for Chief Executive Officer
99.3	Form of Fidelity D & D Bancorp, Inc. 2012 Omnibus Stock Incentive Plan Restricted Stock Participant Award Agreement for Senior Officer
99.4	Form of Fidelity D & D Bancorp, Inc. 2012 Omnibus Stock Incentive Plan Stock Appreciation Rights (SARs) Award Agreement for Chief Executive Officer
99.5	Form of Fidelity D & D Bancorp, Inc. 2012 Omnibus Stock Incentive Plan Stock Appreciation Rights (SARs) Award Agreement for Senior Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

FIDELITY D & D BANCORP, INC.
(Registrant)

Dated: February 05, 2016	/s/ Salvatore R. DeFrancesco, Jr.
Salvatore R. DeFrancesco, Jr Treasurer and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1

Fidelity D & D Bancorp, Inc. 2012 Omnibus Stock Incentive Plan (Incorporated herein by reference to Appendix A of the Corporation’s Definitive Proxy Statement filed with the Commission on March 30, 2012)

99.2	Form of Fidelity D & D Bancorp, Inc. 2012 Omnibus Stock Incentive Plan Restricted Stock Participant Award Agreement for Chief Executive Officer
99.3	Form of Fidelity D & D Bancorp, Inc. 2012 Omnibus Stock Incentive Plan Restricted Stock Participant Award Agreement for Senior Officer
99.4	Form of Fidelity D & D Bancorp, Inc. 2012 Omnibus Stock Incentive Plan Stock Appreciation Rights (SARs) Award Agreement for Chief Executive Officer
99.5	Form of Fidelity D & D Bancorp, Inc. 2012 Omnibus Stock Incentive Plan Stock Appreciation Rights (SARs) Award Agreement for Senior Officer